Exhibit 10(a)

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 6 to Registration Statement No. 333-94785 of Allstate Life of New York Separate Account A (the "Account") of Allstate Life Insurance Company of New York (the "Company") on Form N-4 of our report dated February 4, 2004, relating to the financial statements and the related financial statement schedules of the Company appearing in the Annual Report on Form 10-K of the Company for the year ended December 31, 2003, to its use in the Statements of Additional Information (which are incorporated by reference in the Prospectuses of the Account), which are part of such Registration Statement, and to the use of our report dated
March 31, 2004, relating to the financial statements of the Account also appearing in such Statements of Additional Information.

We also consent to the references to us under the heading "Experts" in such Statements of Additional Information.



/s/ Deloitte & Touche LLP

Chicago, Illinois

April 13, 2004